Loan Contract

Party A (Borrower): Wunong (Shenzhen) Technology Co., Ltd

Party B (Lender): Yang Hanwu

This Loan Contract is hereby made and entered into by and between Party A and Party B through amicable consultation, whereby both parties hereto agree on the following matters.

I. Loan Purpose

As the working capital of Wunong (Shenzhen) Technology Co., Ltd

II. Loan amount

The Borrower borrows RMB 4,241,781.61 Yuan from the Lender (paid in 2018).

III. Loan interest

Since the date of disbursement of the loan, the annual profit shall be 0% within the loan period specified in the Contract. If the Borrower fails to repay the amount on schedule, the overdue part of the interest rate will be 8%.

IV. Loan term and payment method

1. The Borrower promises to repay the Loan at the interest rate specified in this Contract from May 01, 2018 to December 31, 2020. In case the loan is overdue, the Lender shall have the right to recover the loan within a specified period.

2. The loan is paid to the following account number:

Company name: Wunong (Shenzhen) Technology Co., Ltd

Opening bank: Shenzhen Meilin Branch, CCB (China Construction Bank)

Account number: 44250100006900001704

V. Terms Change

When it is necessary to change the contract terms due to the change of interest rate by the state, both parties shall sign the documents for changing the contract as an integral part of the contract.

Ⅵ. Rights & Obligations

The Lender shall have the right to monitor and supervise the use of the Loan and understand the solvency of the Borrower. The Borrower shall provide the relevant information truthfully. If the Borrower fails to use the loan as terms and conditions stipulated in the Contract, the Lender shall have the right to recover part of the loan and impose penalty interest on the default part in accordance with the provisions of the Bank. In case of prepayment by the Lender, the interest shall be reduced as required.

Ⅶ. Settlement of disputes

All disputes in connection with or in execution of this Contract shall be settled through friendly negotiations, or jointly entrusted to a third party approved by both parties for mediation. In case either party is unwilling to negotiate or mediate, or no settlement can be reached through negotiations, either party may file a lawsuit to the people’s court for award.

VIII. For the matter(s) not mentioned or covered (if any) in this Contract shall be settled through the relevant rules and regulations of the Contract Law of the People’s Republic of China.

In Testimony Whereof, this Contract shall come into effect after the Contract in question is signed and sealed by the Parties hereto in duplicate, and either Party will hold one copy, both copies being equally authentic

Lender: Yang Hanwu

Borrower:

Date of Signature: May 01, 2018

0413769

Food Business License

(Duplicate)

Company Name: Wunong Restaurant Chain Management (Shenzhen) Co., Ltd

Social Credit Code: 91440300MA5FDKLC7Q

Legal Representative (Person in Charge): Ma Wenshu

Address: 106, Yicao Apartment, Building 11, Hourui 2nd Industrial Zone, Hourui Community, Hangcheng Sub-district, Bao’an District, Shenzhen City

Business Address: 106, Yicao Apartment, Building 11, Hourui 2nd Industrial Zone, Hourui Community, Hangcheng Sub-district, Bao’an District, Shenzhen City

Business Type: Catering service operator (medium-sized restaurant, online business)

Business Items: production and sales of cooked food

Valid to: April 21, 2024

Statement

1. Food Business License is the legal documents for food business operators to obtain food, food additives permit.

2. Food Business License has the original and the duplicate, and they have the same legal forces and shall be placed at the conspicuous position of the dwelling.

3. Food Business License shall not be counterfeited, altered, leased, lent or transferred in other forms.

4. The food business operator shall expand the food business within the approved scope of the license

5. The food business operator shall accept the supervision and management of industrial and commercial administration.

6. The food business operators shall apply the former registration department for changing when the registered proceedings are changed.

7. Before the expiry of 30 days, the food business operator shall in timely manner to the licensing authority for an extension of the Food Production Licence.

License No.: JY24403060945368

Supervision Authority: Bao’an Food and Drug Administration

Supervisor: Appointed by the Supervision Authority

Hotline: 12331

Issuing Authority: Shenzhen Food and Drug Administration (seal)

Issuer: Li Zhong

April 28, 2019

 Supervised by State Food and Drug Administration

Corporate Online Banking of China Construction Bank Page 1/3

E-receipt of Online Banking of China Construction Bank
Currency: RMB Yuan Date: 20180514 Voucher No.: Account Details No. - Transaction SN: 1-44200080000XPQ2BNH0
Payer	Full name: Yang Hanwu	Payee	Full name: Wunong (Shenzhen) Technology Co., Ltd
	Account number: 6217007200069303637		Account number: 44250100006900001704
	Opening bank: Xixiang Branch, CCB (China Construction Bank)		Opening bank: Shenzhen Meilin Branch, CCB (China Construction Bank)
Amount in words:	One hundred Yuan Only	Amount in figures:	100.00
Purpose		Cash/Exchange code	Cash
Abstract:	Transfer into
Important prompt: the Bank has accepted the transaction successfully, this receipt does not serve as the final basis for the transaction of the payee and the payer. Please print the formal receipt on the second day after the transaction succeeds.

E-receipt of Online Banking of China Construction Bank
Currency: RMB Yuan Date: 20180514 Voucher No.: Account Details No. - Transaction SN: 2-442000800009PU2Z1US
Payer	Full name: Yang Hanwu	Payee	Full name: Wunong (Shenzhen) Technology Co., Ltd
	Account number: 6217007200069303637		Account number: 44250100006900001704
	Opening bank: Xixiang Branch, CCB (China Construction Bank)		Opening bank: Shenzhen Meilin Branch, CCB (China Construction Bank)
Amount in words:	Nineteen thousand Yuan Only	Amount in figures:	19,000.00
Purpose		Cash/Exchange code	Cash
Abstract:	Transfer into
Important prompt: the Bank has accepted the transaction successfully, this receipt does not serve as the final basis for the transaction of the payee and the payer. Please print the formal receipt on the second day after the transaction succeeds.

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E-receipt of Online Banking of China Construction Bank
Currency: RMB Yuan Date: 20180514 Voucher No.: Account Details No. - Transaction SN: 3-4420008000P0PHAPFMH
Payer	Full name: Yang Hanwu	Payee	Full name: Wunong (Shenzhen) Technology Co., Ltd
	Account number: 6217007200069303637		Account number: 44250100006900001704
	Opening bank: Xixiang Branch, CCB (China Construction Bank)		Opening bank: Shenzhen Meilin Branch, CCB (China Construction Bank)
Amount in words:	Nine hundred Yuan Only	Amount in figures:	900.00
Purpose		Cash/Exchange code	Cash
Abstract:	Transfer into
Important prompt: the Bank has accepted the transaction successfully, this receipt does not serve as the final basis for the transaction of the payee and the payer. Please print the formal receipt on the second day after the transaction succeeds.

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E-receipt of Online Banking of China Construction Bank
Currency: RMB Yuan Date: 20180608 Voucher No.: Account Details No. - Transaction SN: 111-44200080000KPG8YFV0
Payer	Full name: Yang Hanwu	Payee	Full name: Wunong (Shenzhen) Technology Co., Ltd
	Account number: 6217007200069303637		Account number: 44250100006900001704
	Opening bank: Xixiang Branch, CCB (China Construction Bank)		Opening bank: Shenzhen Meilin Branch, CCB (China Construction Bank)
Amount in words:	Fifty thousand yuan Only	Amount in figures:	50,000.00
Purpose		Cash/Exchange code	Cash
Abstract:	Transfer into
Important prompt: the Bank has accepted the transaction successfully, this receipt does not serve as the final basis for the transaction of the payee and the payer. Please print the formal receipt on the second day after the transaction succeeds.

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E-receipt of Online Banking of China Construction Bank
Currency: RMB Yuan Date: 20180746 Voucher No.: Account Details No. - Transaction SN: 318-44200080000BP7PW7K6
Payer	Full name: Yang Hanwu	Payee	Full name: Wunong (Shenzhen) Technology Co., Ltd
	Account number: 6217007200069303637		Account number: 44250100006900001704
	Opening bank: Xixiang Branch, CCB (China Construction Bank)		Opening bank: Shenzhen Meilin Branch, CCB (China Construction Bank)
Amount in words:	Fifteen thousand Yuan Only	Amount in figures:	15,000.00
Purpose		Cash/Exchange code	Cash
Abstract:	Transfer into
Important prompt: the Bank has accepted the transaction successfully, this receipt does not serve as the final basis for the transaction of the payee and the payer. Please print the formal receipt on the second day after the transaction succeeds.

E-receipt of Online Banking of China Construction Bank
Currency: RMB Yuan Date: 2018719 Voucher No.: Account Details No. - Transaction SN: 341-44200080000DPIHIHUC
Payer	Full name: Yang Hanwu	Payee	Full name: Wunong (Shenzhen) Technology Co., Ltd
	Account number: 6217007200069303637		Account number: 44250100006900001704
	Opening bank: Xixiang Branch, CCB (China Construction Bank)		Opening bank: Shenzhen Meilin Branch, CCB (China Construction Bank)
Amount in words:	One hundred and fifty thousand Yuan Only	Amount in figures:	150,000.00
Purpose		Cash/Exchange code	Cash
Abstract:	Transfer into
Important prompt: the Bank has accepted the transaction successfully, this receipt does not serve as the final basis for the transaction of the payee and the payer. Please print the formal receipt on the second day after the transaction succeeds.

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E-receipt of Online Banking of China Construction Bank
Currency: RMB Yuan Date: 20180809 Voucher No.: Account Details No. - Transaction SN: 439-44200080000RPQSD54Q
Payer	Full name: Yang Hanwu	Payee	Full name: Wunong (Shenzhen) Technology Co., Ltd
	Account number: 6217007200069303637		Account number: 44250100006900001704
	Opening bank: Xixiang Branch, CCB (China Construction Bank)		Opening bank: Shenzhen Meilin Branch, CCB (China Construction Bank)
Amount in words:	Two hundred thousand Yuan Only	Amount in figures:	200,000.00
Purpose		Cash/Exchange code	Cash
Abstract:	Transfer into
Important prompt: the Bank has accepted the transaction successfully, this receipt does not serve as the final basis for the transaction of the payee and the payer. Please print the formal receipt on the second day after the transaction succeeds.

E-receipt of Online Banking of China Construction Bank
Currency: RMB Yuan Date: 20180813 Voucher No.: Account Details No. - Transaction SN: 497-44200080000SP9BZE1S
Payer	Full name: Yang Hanwu	Payee	Full name: Wunong (Shenzhen) Technology Co., Ltd
	Account number: 6217007200069303637		Account number: 44250100006900001704
	Opening bank: Xixiang Branch, CCB (China Construction Bank)		Opening bank: Shenzhen Meilin Branch, CCB (China Construction Bank)
Amount in words:	Two hundred thousand Yuan Only	Amount in figures:	200,000.00
Purpose		Cash/Exchange code	Cash
Abstract:	Transfer into
Important prompt: the Bank has accepted the transaction successfully, this receipt does not serve as the final basis for the transaction of the payee and the payer. Please print the formal receipt on the second day after the transaction succeeds.

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E-receipt of Online Banking of China Construction Bank
Currency: RMB Yuan Date: 20180914 Voucher No.: Account Details No. - Transaction SN: 688-44200080000NDP83MW66
Payer	Full name: Yang Hanwu	Payee	Full name: Wunong (Shenzhen) Technology Co., Ltd
	Account number: 6228482948064990979		Account number: 44250100006900001704
	Opening bank: Funds Clearing Center, Agricultural Bank of China		Opening bank: Shenzhen Meilin Branch, CCB (China Construction Bank)
Amount in words:	Fifty thousand Yuan Only	Amount in figures:	50,000.00
Purpose	Electronic transfer	Cash/Exchange code	Cash
Abstract:	Electronic transfer
Important prompt: the Bank has accepted the transaction successfully, this receipt does not serve as the final basis for the transaction of the payee and the payer. Please print the formal receipt on the second day after the transaction succeeds.

E-receipt of Online Banking of China Construction Bank
Currency: RMB Yuan Date: 20180918 Voucher No.: Account Details No. - Transaction SN: 705-4420008000N4PJHPBBT
Payer	Full name: Yang Hanwu	Payee	Full name: Wunong (Shenzhen) Technology Co., Ltd
	Account number: 6228482948064990979		Account number: 44250100006900001704
	Opening bank: Funds Clearing Center, Agricultural Bank of China		Opening bank: Shenzhen Meilin Branch, CCB (China Construction Bank)
Amount in words:	Fifty thousand Yuan Only	Amount in figures:	50,000.00
Purpose	Electronic transfer	Cash/Exchange code	Cash
Abstract:	Electronic transfer
Important prompt: the Bank has accepted the transaction successfully, this receipt does not serve as the final basis for the transaction of the payee and the payer. Please print the formal receipt on the second day after the transaction succeeds.

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E-receipt of Online Banking of China Construction Bank
Currency: RMB Yuan Date: 20180925 Voucher No.: Account Details No. - Transaction SN: 720-4420008000NJPA49Y07
Payer	Full name: Yang Hanwu	Payee	Full name: Wunong (Shenzhen) Technology Co., Ltd
	Account number: 6228482948064990979		Account number: 44250100006900001704
	Opening bank: Funds Clearing Center, Agricultural Bank of China		Opening bank: Shenzhen Meilin Branch, CCB (China Construction Bank)
Amount in words:	Fifty thousand Yuan Only	Amount in figures:	50,000.00
Purpose	Electronic transfer	Cash/Exchange code	Cash
Abstract:	Electronic transfer
Important prompt: the Bank has accepted the transaction successfully, this receipt does not serve as the final basis for the transaction of the payee and the payer. Please print the formal receipt on the second day after the transaction succeeds.

E-receipt of Online Banking of China Construction Bank
Currency: RMB Yuan Date: 20180928 Voucher No.: Account Details No. - Transaction SN: 739-4420008000NQPMTD50M
Payer	Full name: Yang Hanwu	Payee	Full name: Wunong (Shenzhen) Technology Co., Ltd
	Account number: 6228482948064990979		Account number: 44250100006900001704
	Opening bank: Funds Clearing Center, Agricultural Bank of China		Opening bank: Shenzhen Meilin Branch, CCB (China Construction Bank)
Amount in words:	Six thousand seven hundred and eighty one point sixty one	Amount in figures:	6,781.61
Purpose	Electronic transfer	Cash/Exchange code	Cash
Abstract:	Electronic transfer
Important prompt: the Bank has accepted the transaction successfully, this receipt does not serve as the final basis for the transaction of the payee and the payer. Please print the formal receipt on the second day after the transaction succeeds.

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E-receipt of Online Banking of China Construction Bank
Currency: RMB Yuan Date: 20180928 Voucher No.: Account Details No. - Transaction SN: 745-44200080000VP29VVD4
Payer	Full name: Yang Hanwu	Payee	Full name: Wunong (Shenzhen) Technology Co., Ltd
	Account number: 6217007200069303637		Account number: 44250100006900001704
	Opening bank: Xixiang Branch, CCB (China Construction Bank)		Opening bank: Shenzhen Meilin Branch, CCB (China Construction Bank)
Amount in words:	Three hundred thousand Yuan Only	Amount in figures:	300,000.00
Purpose		Cash/Exchange code	Cash
Abstract:	Transfer into
Important prompt: the Bank has accepted the transaction successfully, this receipt does not serve as the final basis for the transaction of the payee and the payer. Please print the formal receipt on the second day after the transaction succeeds.

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E-receipt of Online Banking of China Construction Bank
Currency: RMB Yuan Date: 20181019 Voucher No.: Account Details No. - Transaction SN: 890-44200080000IPNRYM4E
Payer	Full name: Yang Hanwu	Payee	Full name: Wunong (Shenzhen) Technology Co., Ltd
	Account number: 6217007200069303637		Account number: 44250100006900001704
	Opening bank: Xixiang Branch, CCB (China Construction Bank)		Opening bank: Shenzhen Meilin Branch, CCB (China Construction Bank)
Amount in words:	Five hundred thousand Yuan Only	Amount in figures:	500,000.00
Purpose		Cash/Exchange code	Cash
Abstract:	Transfer into
Important prompt: the Bank has accepted the transaction successfully, this receipt does not serve as the final basis for the transaction of the payee and the payer. Please print the formal receipt on the second day after the transaction succeeds.

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E-receipt of Online Banking of China Construction Bank
Currency: RMB Yuan Date: 20181107 Voucher No.: Account Details No. - Transaction SN: 989-44200080000XP9M30IH
Payer	Full name: Yang Hanwu	Payee	Full name: Wunong (Shenzhen) Technology Co., Ltd
	Account number: 6217007200069303637		Account number: 44250100006900001704
	Opening bank: Xixiang Branch, CCB (China Construction Bank)		Opening bank: Shenzhen Meilin Branch, CCB (China Construction Bank)
Amount in words:	Five hundred thousand Yuan Only	Amount in figures:	500,000.00
Purpose		Cash/Exchange code	Cash
Abstract:	Transfer into
Important prompt: the Bank has accepted the transaction successfully, this receipt does not serve as the final basis for the transaction of the payee and the payer. Please print the formal receipt on the second day after the transaction succeeds.

E-receipt of Online Banking of China Construction Bank
Currency: RMB Yuan Date: 20181127 Voucher No.: Account Details No. - Transaction SN: 1166-44200080000VP1ZZQVW
Payer	Full name: Yang Hanwu	Payee	Full name: Wunong (Shenzhen) Technology Co., Ltd
	Account number: 6217007200069303637		Account number: 44250100006900001704
	Opening bank: Xixiang Branch, CCB (China Construction Bank)		Opening bank: Shenzhen Meilin Branch, CCB (China Construction Bank)
Amount in words:	Three hundred thousand Yuan Only	Amount in figures:	300,000.00
Purpose		Cash/Exchange code	Cash
Abstract:	Transfer into
Important prompt: the Bank has accepted the transaction successfully, this receipt does not serve as the final basis for the transaction of the payee and the payer. Please print the formal receipt on the second day after the transaction succeeds.

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E-receipt of Online Banking of China Construction Bank
Currency: RMB Yuan Date: 20181127 Voucher No.: Account Details No. - Transaction SN: 1170-44200080000VPIUVJFC
Payer	Full name: Yang Hanwu	Payee	Full name: Wunong (Shenzhen) Technology Co., Ltd
	Account number: 6217007200069303637		Account number: 44250100006900001704
	Opening bank: Xixiang Branch, CCB (China Construction Bank)		Opening bank: Shenzhen Meilin Branch, CCB (China Construction Bank)
Amount in words:	Five hundred thousand Yuan Only	Amount in figures:	500,000.00
Purpose		Cash/Exchange code	Cash
Abstract:	Transfer into
Important prompt: the Bank has accepted the transaction successfully, this receipt does not serve as the final basis for the transaction of the payee and the payer. Please print the formal receipt on the second day after the transaction succeeds.

E-receipt of Online Banking of China Construction Bank
Currency: RMB Yuan Date: 20181207 Voucher No.: Account Details No. - Transaction SN: 1227-44200080000JPXQHD6A
Payer	Full name: Yang Hanwu	Payee	Full name: Wunong (Shenzhen) Technology Co., Ltd
	Account number: 6217007200069303637		Account number: 44250100006900001704
	Opening bank: Xixiang Branch, CCB (China Construction Bank)		Opening bank: Shenzhen Meilin Branch, CCB (China Construction Bank)
Amount in words:	Five hundred and fifty thousand Yuan Only	Amount in figures:	550,000.00
Purpose		Cash/Exchange code	Cash
Abstract:	Transfer into
Important prompt: the Bank has accepted the transaction successfully, this receipt does not serve as the final basis for the transaction of the payee and the payer. Please print the formal receipt on the second day after the transaction succeeds.

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E-receipt of Online Banking of China Construction Bank
Currency: RMB Yuan Date: 20181207 Voucher No.: Account Details No. - Transaction SN: 1274-44200080000PPGLERB0
Payer	Full name: Yang Hanwu	Payee	Full name: Wunong (Shenzhen) Technology Co., Ltd
	Account number: 6217007200069303637		Account number: 44250100006900001704
	Opening bank: Xixiang Branch, CCB (China Construction Bank)		Opening bank: Shenzhen Meilin Branch, CCB (China Construction Bank)
Amount in words:	Five hundred thousand Yuan Only	Amount in figures:	500,000.00
Purpose		Cash/Exchange code	Cash
Abstract:	Transfer into
Important prompt: the Bank has accepted the transaction successfully, this receipt does not serve as the final basis for the transaction of the payee and the payer. Please print the formal receipt on the second day after the transaction succeeds.

E-receipt of Online Banking of China Construction Bank
Currency: RMB Yuan Date: 20181229 Voucher No.: Account Details No. - Transaction SN: 1449-44200080000PP15NIGN
Payer	Full name: Yang Hanwu	Payee	Full name: Wunong (Shenzhen) Technology Co., Ltd
	Account number: 6217007200069303637		Account number: 44250100006900001704
	Opening bank: Xixiang Branch, CCB (China Construction Bank)		Opening bank: Shenzhen Meilin Branch, CCB (China Construction Bank)
Amount in words:	Three hundred thousand Yuan Only	Amount in figures:	300,000.00
Purpose		Cash/Exchange code	Cash
Abstract:	Transfer into
Important prompt: the Bank has accepted the transaction successfully, this receipt does not serve as the final basis for the transaction of the payee and the payer. Please print the formal receipt on the second day after the transaction succeeds.